Commitment and Contingencies	9 Months Ended
Sep. 30, 2025
Commitment and Contingencies [Abstract]
Commitment and Contingencies

Note 16 – Commitment and Contingencies

On May 22, 2025, the Company terminated the employment of one of its founders, who also served as the Customer Experience Officer. The former employee did not execute the termination agreement prior to its expiration during the third quarter and has subsequently filed a lawsuit against the Company on September 8, 2025. In response, the Company filed a motion to dismiss several causes of action on October 23, 2025. The Company has requested that the court dismiss all claims in their entirety. The former employee holds 5,000,260 shares of the Company’s Common Stock. In connection with the expiration of the termination agreement during the third quarter, 170,715 stock options that were exercisable at $0.176 per share after applying the 8.1% stock option conversion ratio to the original exercise price of $0.0143 per share were forfeited. The outcome of this legal matter is not known or probable at this time, therefore, no amounts have been accrued for a settlement.

In addition to the matters described above, in the ordinary course of business, the Company may become subject to litigation, claims, and regulatory matters. Although it is not feasible to predict the outcome of these matters, the Company believes, unless otherwise indicated below, given the information currently available, that the ultimate resolution of any particular matter, or matters that have the same legal or factual issues, will not have a material adverse effect on its financial condition, results of operations and cash flows.